UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) September 20, 2002
                               -------------------


                         Magellan Petroleum Corporation
             (Exact Name of registrant as specified in its charter)

                 Delaware                      1-5507               06-0842255
     ----------------------------------  ------------------  ------------------
        (State or other jurisdiction        (Commission           (IRS Employer
             of incorporation)              File Number)     Identification No.)


             149 Durham Road, Oak Park - Unit 31, Madison, CT 06443
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (203) 245-7664


                                 Not Applicable
          (Former name or former address,if changed since last report.)



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                                    FORM 8-K

                         MAGELLAN PETROLEUM CORPORATION


Item 5.          Other Events

          On September 20, 2002, the PCXE Equities, Inc. (PCXE) notified the Company that the Company's common stock had been delisted from trading on the Pacific Stock Exchange effective September 20, 2002.

          The PCXE based its decision upon the Company's failure to meet the minimum share price bid ($1.00) component of the PCXE's listing maintenance requirements [ PCXE Rule 5.5(h)(4)].

     The Company's common stock continues to be traded on the NASDAQ SmallCap Market and the Boston Stock Exchange.

         Statements in this report that are not historical in nature are intended to be - and are hereby identified as -- "forward-looking statements" for purposes of the "Safe Harbor Statement" under the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those indicated in the forward-looking statements.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

(c)      Exhibits  -

          None

                                    FORM 8-K

                         MAGELLAN PETROLEUM CORPORATION



                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                         MAGELLAN PETROLEUM CORPORATION
                                  (Registrant)



                             By /s/ James R. Joyce
                         Name:      James R. Joyce
                                    Title: President


Date:  September 20, 2002